UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: October 16, 2014

PMI CONSTRUCTION GROUP

(Exact name of registrant as specified in its charter)

Nevada	000-52790	95-4465933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

B56-B76, Songshan Lake Creative Life City Gongye West Road, Dongguan Guangdong, China
(Address of principal executive offices)

Registrant’s telephone number, including area code: 086-769-38832388

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On October 16, 2014, PMI Construction Group, a Nevada corporation (the “Company”), completed a private placement offering, pursuant to which the Company raised a total of $60,000 through the sale of 12,000,000 shares of restricted common stock of the Company at a purchase price of $0.005 per share. For the above share issuance, the shares were not registered under the Securities Act of 1933 (the “Securities Act”) in reliance upon the exemptions from registration contained in Regulation S of the Securities Act.  No underwriters were used, nor were any brokerage commissions paid in connection with the above share issuances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMI CONSTRUCTION GROUP

Date: October 16, 2014

/s/Liu Yongming

By:  Liu Yongming
Its:   Chief Executive Officer